EXHIBIT 4.1

                   Text of stock certificate for common stock


              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                                    COMMON STOCK

NUMBER                              BIOTEL INC.                           SHARES


                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                                                           CUSIP NO. 09067F 10 7

        * SEE RESTRICTIVE LEGEND ON REVERSE SIDE*
        -----------------------------------------


This Certifies that


* * *
is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         OF $.01 PAR VALUE PER SHARE, OF

                                   BIOTEL INC.

transferable on the stock transfer books of the Corporation by the holder hereof in person or by duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file with the Corporation and the transfer Agent). This certificate is not valid unless countersigned by the transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:                                          _______________________________
      _______, ________                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:
      VALLEY FORGE SOFTWARE CORP.
       TRANSFER AGENT AND REGISTRAR

By_____________________________                ________________________________
      AUTHORIZED SIGNATURE                               SECRETARY



                                   BIOTEL INC.
                           (CORPORATE SEAL, MINNESOTA)

                                   BIOTEL INC.

         The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights, to the extent that the same have been determined. Such request may be made to the Corporation or its Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                 UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties                         _______________ Custodian _______________
JT TEN - as joint tenants with right of survivorship           (Cust)                           (Minor)
         and not as tenants in common                          under Uniform Gifts to Minors
                                                               Act________________________________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.


         For Value Received, _________________________________________________
hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________


                                ________________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

                                        ****************************************
                                        The shares of common stock represented
                                        by this certificate have not been
                                        registered under the Securities Act of
                                        1933 or under applicable state
                                        securities laws and may not be sold,
                                        transferred or pledged in the absence of such registration, unless pursuant to an exemption from registration requirements of the securities act of 1933 and applicable state securities laws. the company reserves the right to require any opinion of the Company's Counsel satisfactory to it before effecting any transfer of the shares.